                                                                    EXHIBIT 99.1



FOR IMMEDIATE RELEASE
                                                        CONTACT:
                                                        JON S. BENNETT
                                                        VICE PRESIDENT AND
                                                        CHIEF FINANCIAL OFFICER
                                                        MAJESTIC STAR CASINO
                                                        (702)388-2224

                          MAJESTIC STAR CASINO PROVIDES
                     THIRD QUARTER 2003 INVESTOR INFORMATION


NOVEMBER 21, 2003, LAS VEGAS, NV - The Majestic Star Casino, LLC ("MSC") today provided consolidating financial results for its parent, guarantor subsidiaries and its non-guarantor subsidiary as they relate to the $260.0 million of 9-1/2% Senior Secured Notes ("9-1/2% Notes") issued on October 7, 2003. The financial results are presented as of September 30, 2003 and December 31, 2002, and for the three- and nine-month periods ended September 30, 2003 and 2002.

MSC is a multi-jurisdictional gaming company that directly owns and operates one dockside gaming facility located in Gary, Indiana ("Majestic Star"), and indirectly owns and operates three Fitzgeralds brand casinos located in Tunica, Mississippi ("Fitzgeralds Tunica" or with respect to the operating subsidiary "Barden Mississippi Gaming, LLC"), Black Hawk, Colorado ("Fitzgeralds Black Hawk" or with respect to the operating subsidiary "Barden Colorado Gaming, LLC") and downtown Las Vegas, Nevada ("Fitzgeralds Las Vegas" or with respect to the operating subsidiary "Barden Nevada Gaming, LLC").

The proceeds of the 9-1/2% Notes, along with $28.0 million drawn on a new $80 million credit facility, were used by MSC to redeem $ 74.6 million of its 10-7/8% Senior Secured Notes on October 7, 2003 and the remaining $55.4 million of its 10-7/8% Senior Secured Notes on November 6, 2003. In addition, on October 7, 2003, proceeds from the 9-1/2% Notes were used to retire $135.5 million of Majestic Investor Holdings, LLC ("Holdings") 11.653% Senior Secured Notes. Holdings currently has $16.3 million of its 11.653% notes outstanding. As part of the issuance of the 9-1/2% Notes by MSC and The Majestic Star Casino Capital Corp., a wholly owned subsidiary of MSC, the operating subsidiaries for Fitzgeralds Tunica and Fitzgeralds Black Hawk are guarantors under both the 9-1/2% Notes and the new $80 million credit facility. The operating subsidiary for Fitzgeralds Las Vegas is a non-guarantor subsidiary of the 9-1/2% Notes and the new $80.0 million credit facility. It is anticipated that Fitzgeralds Las Vegas will be spun out to Barden Development, Inc. ("BDI") promptly after Holdings, a subsidiary of MSC, and direct owner of Fitzgeralds Las Vegas, and BDI receive approval from the Nevada Gaming Control Board and the Nevada Gaming Commission. Approval is anticipated to occur in December 2003. The Majestic Star Casino Capital Corp. has no assets, liabilities and operating activities.

This press release includes statements that constitute "forward-looking statements" within the meaning of Section 27A of the

Securities Act of 1933, as adjusted, and Section 21E of the Securities Exchange Act of 1934, as adjusted, and are subject to the safe harbor provisions of those sections and the Private Securities Litigation Reform Act of 1995. Words such as "believes", "anticipates", "estimates", "plans", "intends", "expects", "will" or "could" used in the Company's press releases and reports filed with the Securities and Exchange Commission are intended to identify forward-looking statements. All forward-looking statements involve risks and uncertainties. Although the Company believes its expectations are based upon reasonable assumptions within the bounds of its current knowledge of its business and operations, there can be no assurances that actual results will not materially differ from expected results. The Company cautions that these and similar statements included in this press release and in previously filed periodic reports are further qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements. Such factors include, without limitation: the risk of the Company's joint venture partner not making its lease payments when due in connection with the parking facility at Majestic Star; the ability to fund planned development needs and to service debt from existing operations and from new financing; increased competition in existing markets or the opening of new gaming jurisdictions; a decline in the public acceptance of gaming; the limitation, conditioning or suspension of our gaming licenses; increases in or new taxes imposed on gaming revenues, admissions and gaming devices; a finding of unsuitability by regulatory authorities with respect to the Company or its officers or key employees; loss and/or retirement of key employees; significant increase in fuel or transportation prices; adverse economic conditions in the Company's markets; severe and unusual weather in the Company's markets; adverse results of significant litigation matters; non-renewal of the Company's gaming licenses from the appropriate governmental authorities; and continuing effects of terrorist attacks and any future occurrences of terrorist attacks or other destabilizing events.

For more information on these and other factors, see The Majestic Star Casino, LLC's and Majestic Investor Holdings, LLC's most recently filed Form 10-Ks. We caution readers not to place undue reliance on forward-looking statements, which speak only as of the date hereof. All subsequent written and oral forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements and factors that may affect future results contained throughout this press release. The Company undertakes no obligation to publicly release any revisions to such forward-looking statements to reflect events or circumstances after the date hereof.

The Majestic Star Casino, LLC and Majestic Investor Holdings, LLC make available free of charge their annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the Securities and Exchange Commission. In addition, you may obtain a copy of such filings at www.sec.gov or from the applicable web site, www.majesticstar.com or www.fitzgeralds.com.

THE MAJESTIC STAR CASINO, LLC
CONSOLIDATING BALANCE SHEET
AS OF SEPTEMBER 30, 2003

                                                         The Majestic
                                                         Star Casino,    Guarantor    Non-Guarantor  Eliminating       Total
                                                              LLC      Subsidiaries    Subsidiary      Entries      Consolidated
                                                       ---------------------------------------------------------------------------
ASSETS
Current Assets:
      Cash and cash equivalents                        $   15,404,525  $  16,013,644  $   3,838,139  $           -   $  35,256,308
      Restricted cash                                               -        500,000              -              -         500,000
      Accounts receivable, less allowance for
            doubtful accounts of $275,715                   1,129,231        641,856        646,748              -       2,417,835
      Inventories                                              71,470        638,300        304,299              -       1,014,069
      Prepaid expenses                                      1,831,558        610,348        986,970              -       3,428,876
      Receivables from related party                          261,462              -          3,461       (264,923)              -
      Note receivable due from affiliate                      133,000              -              -              -         133,000
      Due from Buffington Harbor Riverboats, LLC               10,210              -              -              -          10,210
      Other                                                         -         40,835              -              -          40,835
                                                       ---------------------------------------------------------------------------
           Total current assets                            18,841,456     18,444,983      5,779,617       (264,923)     42,801,133
                                                       ---------------------------------------------------------------------------

Property, equipment and improvements, net                  48,982,593     87,467,456     27,754,302              -     164,204,351

Intangible assets, net                                              -     14,780,496      1,715,000              -      16,495,496

Goodwill                                                            -      5,922,398              -              -       5,922,398

Other assets:
      Deferred financing costs, net of accumulated
            amortization of $5,680,912                      2,281,770      5,671,049              -              -       7,952,819
      Investment in Buffington Harbor Riverboats, LLC      30,249,856              -              -              -      30,249,856
      Investment in Majestic Investor Holdings, LLC         9,000,500              -              -     (9,000,500)              -
      Long term accounts receivable-related parties                 -     36,697,132              -    (36,697,132)              -
      Restricted cash                                               -              -      1,000,000              -       1,000,000
      Other assets                                         10,334,588        591,977      1,077,173              -      12,003,738
                                                       ---------------------------------------------------------------------------
           Total other assets                              51,866,714     42,960,158      2,077,173    (45,697,632)     51,206,413
                                                       ---------------------------------------------------------------------------

           Total Assets                                $  119,690,763  $ 169,575,491  $  37,326,092  $ (45,962,555)  $ 280,629,791
                                                       ---------------------------------------------------------------------------

LIABILITIES AND MEMBER'S DEFICIT
Current Liabilities:
      Current maturities of long-term debt             $          -    $           -  $      83,083  $           -   $      83,083
      Accounts payable                                    2,454,269        1,228,159        553,079                      4,235,507
      Payable to related party                                    -          246,867         18,056       (264,923)              -
      Other accured liabilities:                                                   -
           Payroll and related                            2,104,769        2,846,516      1,875,463              -       6,826,748
           Accrued interest                               3,534,481        5,895,136              -              -       9,429,617
           Progressive jackpots                             663,718        2,076,723        275,984              -       3,016,425
           Slot club liability                                    -          478,198        385,230              -         863,428
           Other accrued liabilites                       5,303,020        3,235,332      1,293,116              -       9,831,468
                                                       ---------------------------------------------------------------------------
           Total current liabilities                     14,060,257       16,006,931      4,484,011       (264,923)     34,286,276
                                                       ---------------------------------------------------------------------------

Due to related parties                                            -                -     36,697,132    (36,697,132)              -
Long-term debt, net of current maturities               129,122,129      146,482,634         52,053                    275,656,816
                                                       ---------------------------------------------------------------------------

           Total Liabilities                            143,182,386      162,489,565     41,233,196    (36,962,055)    309,943,092
                                                       ---------------------------------------------------------------------------

      Total member's (deficit) equity                   (23,491,623)       7,085,926     (3,907,104)    (9,000,500)    (29,313,301)
                                                       ---------------------------------------------------------------------------

           Total Liabilities and Member's Deficit      $119,690,763    $ 169,575,491  $  37,326,092   $(45,962,555)  $ 280,629,791
                                                       ===========================================================================

THE MAJESTIC STAR CASINO, LLC
CONSOLIDATING BALANCE SHEET
AS OF DECEMBER 31, 2002

                                                        The Majestic      Guarantor    Non-Guarantor   Eliminating      Total
                                                       Star Casino, LLC  Subsidiaries   Subsidiary       Entries     Consolidated
                                                      -----------------------------------------------------------------------------
ASSETS
Current Assets:
       Cash and cash equivalents                         $  8,564,057   $ 11,588,218   $  4,395,606    $         -    $ 24,547,881
       Restricted cash                                              -        250,000              -              -         250,000
       Accounts receivable, less allowance for
                  doubtful accounts of $372,689             1,233,543        648,404        592,779              -       2,474,726
       Inventories                                             53,360        610,097        319,029              -         982,486
       Prepaid expenses                                     1,237,196        668,291        976,444              -       2,881,931
       Receivables from related party                         323,359              -          1,760       (325,119)              -
       Note receivable from affiliate                         500,000        700,000              -              -       1,200,000
       Due from Buffington Harbor Riverboats, LLC             217,925              -              -              -         217,925
       Other                                                        -         39,133              -              -          39,133
                                                      -----------------------------------------------------------------------------
           Total current assets                            12,129,440     14,504,143      6,285,618       (325,119)     32,594,082
                                                      -----------------------------------------------------------------------------

Property, equipment and improvements, net                  47,511,652     89,302,527     27,994,979              -     164,809,158

Intangible assets, net                                              -     15,774,246      1,917,500              -      17,691,746

Goodwill                                                            -      5,922,398              -              -       5,922,398

Other assets:
       Deferred financing costs, net of accumulated
                  amortization of $4,375,528                2,657,165      6,714,902              -              -       9,372,067
       Investment in Buffington Harbor Riverboats, LLC     31,833,311              -              -              -      31,833,311
       Investment in Majestic Investor Holdings, LLC        9,000,500              -              -     (9,000,500)              -
       Long term accounts receivable-related parties                -     36,173,404                   (36,173,404)              -
       Restricted cash                                              -              -      1,000,000              -       1,000,000
       Other assets                                        10,962,753        591,979      1,032,380              -      12,587,112
                                                      -----------------------------------------------------------------------------
           Total other assets                              54,453,729     43,480,285      2,032,380    (45,173,904)     54,792,490
                                                      -----------------------------------------------------------------------------
           Total Assets                                  $114,094,821   $168,983,599   $ 38,230,477   $(45,499,023)   $275,809,874
                                                      =============================================================================

LIABILITIES AND MEMBER'S DEFICIT
Current Liabilities:
       Current maturities of long-term debt             $           -   $         -    $     134,084  $          -         134,084
       Accounts payable                                     1,911,929      1,031,604       1,104,765                     4,048,298
       Other accured liabilities:
                 Payroll and related                        1,707,240      3,914,357       2,034,918             -       7,656,515
                 Interest                                           -      1,473,785               -             -       1,473,785
                 Progressive jackpots                         713,083      2,236,782         239,761             -       3,189,626
                 Slot club liability                                -        611,785         126,774             -         738,559
                 Other accrued liabilites                   4,139,265      3,711,696         691,442      (325,119)      8,217,284
                                                      -----------------------------------------------------------------------------
                 Total current liabilities                  8,471,517     12,980,009       4,331,744      (325,119)     25,458,151
                                                      -----------------------------------------------------------------------------

Due to related parties                                              -              -      36,173,404   (36,173,404)              -
Long-term debt, net of current maturities                 128,879,771    145,531,448         115,066                   274,526,285
                                                      -----------------------------------------------------------------------------

           Total Liabilities                              137,351,288    158,511,457      40,620,214   (36,498,523)    299,984,436
                                                      -----------------------------------------------------------------------------

       Total member's (deficit) equity                    (23,256,467)    10,472,142      (2,389,737)   (9,000,500)    (24,174,562)
                                                      -----------------------------------------------------------------------------

           Total Liabilities and Member's Deficit       $ 114,094,821  $ 168,983,599   $  38,230,477  $(45,499,023)   $275,809,874
                                                      =============================================================================


THE MAJESTIC STAR CASINO, LLC
CONSOLIDATING STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003



                                                   The Majestic      Guarantor         Non-Guarantor   Eliminating       Total
REVENUES:                                        Star Casino, LLC   Subsidiaries         Subsidiary      Entries     Consolidated
                                                 ---------------------------------------------------------------------------------
      Casino                                      $ 34,533,303       $ 30,042,208       $  8,958,133    $    -      $ 73,533,644
      Rooms                                                -            2,155,546          1,707,342         -         3,862,888
      Food and beverage                                362,514          2,935,293          2,144,609         -         5,442,416
      Other                                            523,958            444,300            425,679         -         1,393,937
                                                 ---------------------------------------------------------------------------------
           Gross revenues                           35,419,775         35,577,347         13,235,763         -        84,232,885
      Less promotional allowances                      284,693          4,251,531          1,376,696         -         5,912,920
                                                 ---------------------------------------------------------------------------------
           Net revenues                             35,135,082         31,325,816         11,859,067         -        78,319,965
                                                 ---------------------------------------------------------------------------------

COSTS AND EXPENSES:
      Casino                                         9,215,369         12,232,100          4,273,416         -        25,720,885
      Rooms                                                -              658,404          1,037,404         -         1,695,808
      Food and beverage                                392,561            897,638          1,610,075         -         2,900,274
      Other                                                -              330,895            203,090         -           533,985
      Gaming taxes                                   9,623,655          3,895,542            732,769         -        14,251,966
      Advertising and promotion                      1,835,473          1,849,460          1,461,781         -         5,146,714
      General and administrative                     6,873,678          4,462,311          3,232,793         -        14,568,782
      Economic Incentive - City of Gary              1,035,573                -                  -           -         1,035,573
      Depreciation and amortization                  1,388,381          3,092,955            721,225         -         5,202,561
      Loss on investment in
           Buffington Harbor Riverboats, LLC           594,718                -                  -           -           594,718
                                                 ---------------------------------------------------------------------------------
           Total costs and expenses                 30,959,408         27,419,305         13,272,553         -        71,651,266

                                                 ---------------------------------------------------------------------------------
           Operating income (loss)                   4,175,674          3,906,511         (1,413,486)        -         6,668,699
                                                 ---------------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
      Interest income                                   12,715              5,420                623         -            18,758
      Interest expense                              (3,534,893)        (4,421,376)            (5,117)        -        (7,961,386)
      Loss on sale of assets                               -               (4,671)               -           -            (4,671)
      Other non-operating expense                      (37,766)            (9,582)               -           -           (47,348)
                                                 ---------------------------------------------------------------------------------
           Total other expense                      (3,559,944)        (4,430,209)            (4,494)        -        (7,994,647)

                                                 ---------------------------------------------------------------------------------
      Net income (loss)                           $    615,730       $   (523,698)      $ (1,417,980)   $    -      $ (1,325,948)
                                                 =================================================================================

THE MAJESTIC STAR CASINO, LLC
CONSOLIDATING STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2002



                                                    The Majestic      Guarantor      Non-Guarantor     Eliminating       Total
REVENUES:                                         Star Casino, LLC   Subsidiaries      Subsidiary        Entries      Consolidated
                                                  ---------------------------------------------------------------------------------
      Casino                                       $ 35,847,438     $ 32,844,210     $  8,998,609          $     -    $ 77,690,257
      Rooms                                                   -        2,110,610        1,698,765                -       3,809,375
      Food and beverage                                 404,204        2,862,527        1,818,896                -       5,085,627
      Other                                             501,110          397,753          629,949                -       1,528,812
                                                  ---------------------------------------------------------------------------------
           Gross revenues                            36,752,752       38,215,100       13,146,219                -      88,114,071
      Less promotional allowances                       219,143        4,218,757        1,566,234                -       6,004,134
                                                  ---------------------------------------------------------------------------------
           Net revenues                              36,533,609       33,996,343       11,579,985                -      82,109,937
                                                  ---------------------------------------------------------------------------------

COSTS AND EXPENSES:
      Casino                                          9,842,101       12,773,085        4,727,150                -      27,342,336
      Rooms                                                   -          761,452          955,661                -       1,717,113
      Food and beverage                                 440,966        1,061,546        1,542,864                -       3,045,376
      Other                                                   -          251,527          144,607                -         396,134
      Gaming taxes                                    8,927,379        4,283,466          697,675                -      13,908,520
      Advertising and promotion                       2,189,136        2,141,238          685,807                -       5,016,181
      General and administrative                      6,882,000        4,371,171        2,810,276                -      14,063,447
      Economic Incentive - City of Gary               1,072,350                -                -                -       1,072,350
      Depreciation and amortization                   1,730,004        2,887,363          937,977                -       5,555,344
      Loss on investment in
           Buffington Harbor Riverboats, LLC            600,301                -                -                          600,301
      Pre-opening expenses                                    -                -                -                -               -
                                                  ---------------------------------------------------------------------------------
           Total costs and expenses                  31,684,237       28,530,848       12,502,017                -      72,717,102

                                                  ---------------------------------------------------------------------------------
           Operating income (loss)                    4,849,372        5,465,495         (922,032)               -       9,392,835
                                                  ---------------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
      Interest income                                    23,992           30,066            3,154                -          57,212
      Interest expense                               (3,608,999)      (4,454,389)          (8,574)               -      (8,071,962)
      Loss on sale of assets                                  -           (9,889)               -                -          (9,889)
      Other non-operating expenses                      (38,593)         (10,931)               -                -         (49,524)
                                                  ---------------------------------------------------------------------------------
           Total other expense                       (3,623,600)      (4,445,143)          (5,420)               -      (8,074,163)

                                                  ---------------------------------------------------------------------------------
      Net income (loss)                            $  1,225,772     $  1,020,352     $   (927,452)         $     -    $  1,318,672
                                                  =================================================================================

THE MAJESTIC STAR CASINO, LLC
CONSOLIDATING STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003



                                               The Majestic       Guarantor      Non-Guarantor  Eliminating       Total
REVENUES:                                     Star Casino, LLC    Subsidiaries     Subsidiary      Entries      Consolidated
                                              -------------------------------------------------------------------------------
      Casino                                   $ 103,464,268    $  90,169,721    $  27,807,801    $       -   $ 221,441,790
      Rooms                                                -        6,042,051        5,204,535            -      11,246,586
      Food and beverage                            1,097,999        8,562,543        6,133,146            -      15,793,688
      Other                                        1,723,907        1,228,886        1,274,569            -       4,227,362
                                              -------------------------------------------------------------------------------
           Gross revenues                        106,286,174      106,003,201       40,420,051            -     252,709,426
      Less promotional allowances                    924,219       12,573,712        4,216,056            -      17,713,987
                                              -------------------------------------------------------------------------------
           Net revenues                          105,361,955       93,429,489       36,203,995            -     234,995,439
                                              -------------------------------------------------------------------------------

Costs and expenses:
      Casino                                      27,149,303       36,231,997       12,444,225            -      75,825,525
      Rooms                                                -        1,921,639        2,961,352            -       4,882,991
      Food and beverage                            1,196,149        2,772,990        4,797,073            -       8,766,212
      Other                                                -          850,553          503,489            -       1,354,042
      Gaming taxes                                30,792,182       11,468,760        2,194,171            -      44,455,113
      Advertising and promotion                    5,038,353        5,914,424        3,940,770            -      14,893,547
      General and administrative                  19,237,130       12,406,389        8,770,763            -      40,414,282
      Economic incentive - City of Gary            3,106,984                -                -            -       3,106,984
      Depreciation and amortization                4,196,373        9,081,218        2,094,976            -      15,372,567
      Loss on investment in
           Buffington Harbor Riverboats, LLC       1,794,608                -                -            -       1,794,608
                                              -------------------------------------------------------------------------------
           Total costs and expenses               92,511,082       80,647,970       37,706,819            -     210,865,871

                                              -------------------------------------------------------------------------------
           Operating income (loss)                12,850,873       12,781,519       (1,502,824)           -      24,129,568
                                              -------------------------------------------------------------------------------

Other income (expense):
      Interest income                                 42,807           37,336            2,852            -          82,995
      Interest expense                           (10,603,782)     (13,264,175)         (17,403)           -     (23,885,360)
      Gain (loss) on sale of assets                 (125,919)          20,290                -            -        (105,629)
      Other non-operating expense                   (113,320)         (28,482)               -            -        (141,802)
                                              -------------------------------------------------------------------------------
           Total other expense                   (10,800,214)     (13,235,031)         (14,551)           -     (24,049,796)

                                              -------------------------------------------------------------------------------
      Net income (loss)                        $   2,050,659    $    (453,512)   $  (1,517,375)   $       -   $      79,772
                                              ===============================================================================

THE MAJESTIC STAR CASINO, LLC
CONSOLIDATING STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002

                                                 The Majestic     Guarantor       Non-Guarantor     Eliminating       Total
REVENUES:                                      Star Casino, LLC  Subsidiaries      Subsidiary         Entries      Consolidated
                                               ---------------------------------------------------------------------------------
      Casino                                   $  98,626,635    $  96,275,336    $  28,348,575       $        -    $ 223,250,546
      Rooms                                                -        6,271,669        5,565,092                -       11,836,761
      Food and beverage                            1,239,364        8,610,993        5,516,362                -       15,366,719
      Other                                        1,446,292        1,236,373        1,657,331                -        4,339,996
                                               ---------------------------------------------------------------------------------
           Gross revenues                        101,312,291      112,394,371       41,087,360                -      254,794,022
      Less promotional allowances                    626,152       13,201,820        4,460,924                -       18,288,896
                                               ---------------------------------------------------------------------------------
           Net revenues                          100,686,139       99,192,551       36,626,436                -      236,505,126
                                               ---------------------------------------------------------------------------------

COSTS AND EXPENSES:
      Casino                                      25,275,831       38,524,574       13,977,362                -       77,777,767
      Rooms                                                -        2,028,992        2,946,794                -        4,975,786
      Food and beverage                            1,311,440        3,076,633        4,704,573                -        9,092,646
      Other                                                -          744,670          426,719                -        1,171,389
      Gaming taxes                                26,153,991       12,561,835        2,218,134                -       40,933,960
      Advertising and promotion                    5,112,461        6,624,831        3,152,888                -       14,890,180
      General and administrative                  18,770,847       12,220,400        8,337,580                -       39,328,827
      Economic Incentive - City of Gary            2,959,492                -                -                -        2,959,492
      Depreciation and amortization                5,085,779        8,502,499        2,203,006                -       15,791,284
      Loss on investment in
           Buffington Harbor Riverboats, LLC       1,806,379                -                -                         1,806,379
      Pre-opening expenses                                 -          124,269                -                -          124,269
                                               ---------------------------------------------------------------------------------
           Total costs and expenses               86,476,220       84,408,703       37,967,056                -      208,851,979

                                               ---------------------------------------------------------------------------------
           Operating income (loss)                14,209,919       14,783,848       (1,340,620)               -       27,653,147
                                               ---------------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
      Interest income                                 40,158           84,691           10,333                -          135,182
      Interest expense                           (10,784,602)     (13,547,333)         (24,488)               -      (24,356,423)
      Gain (loss) on sale of assets                    8,850           (9,311)               -                -             (461)
      Other non-operating expenses                  (103,509)         (38,306)               -                          (141,815)
                                               ---------------------------------------------------------------------------------
           Total other expense                   (10,839,103)     (13,510,259)         (14,155)               -      (24,363,517)

                                               ---------------------------------------------------------------------------------
      Net income (loss)                        $   3,370,816    $   1,273,589    $  (1,354,775)      $        -    $   3,289,630
                                               =================================================================================

THE MAJESTIC STAR CASINO, LLC
CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003

                                                        The Majestic     Guarantor      Non-Guarantor  Eliminating      Total
                                                      Star Casino, LLC  Subsidiaries     Subsidiary      Entries     Consolidated
                                                      ----------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss)  Income                                      $  2,050,659    $   (453,512)   $ (1,517,375)   $        -   $     79,772
Adjustments to reconcile net (loss) income to
      net cash
      provided by operating activities:
      Depreciation                                         3,374,681       6,090,092       1,892,476             -     11,357,249
      Amortization                                           821,692       2,991,126         202,500             -      4,015,318
      Loss on investment in Buffington Harbor
            Riverboats, LLC                                1,794,608               -               -             -      1,794,608
      Loss (gain) on sale of assets                          125,919         (20,290)              -             -        105,629
Changes in operating assets and liabilities:                                       -
      (Increase) decrease in accounts
            receivable, net                                  104,312           6,548         (53,969)            -         56,891
      Increase (decrease) in related party payables           61,897        (276,861)        540,083      (325,119)             -
      (Increase) decrease in inventories                     (18,110)        (28,203)         14,730             -        (31,583)
      (Increase) decrease in prepaid expenses               (386,647)         57,943         (10,526)            -       (339,230)
      (Increase) decrease in other assets                    519,665          (1,700)        (44,785)            -        473,180
      Increase (decrease) in accounts payable                542,340         196,555        (551,686)            -        187,209
      Increase (decrease) in accrued payroll
            and other expenses                               397,529      (1,067,841)       (159,455)            -       (829,767)
      Increase in accrued interest                         3,534,481       4,421,351               -             -      7,955,832
      Increase (decrease) in accrued and other
            liabilities                                    1,114,390        (770,018)        896,353       325,119      1,565,844
                                                      ----------------------------------------------------------------------------
      Net cash provided by operating activities           14,037,416      11,145,190       1,208,346             -     26,390,952
                                                      ----------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Increase in restricted cash                                        -        (250,000)              -             -       (250,000)
Acquisition of property and equipment                     (4,986,306)     (4,269,936)     (1,658,063)            -    (10,914,305)
Appreciated value of land purchased from a
      related party                                         (559,806)              -               -             -       (559,806)
Decrease in prepaid leases and deposits                      108,500               -               -             -        108,500
Investment in Buffington Harbor Riverboats, LLC             (211,138)              -               -             -       (211,138)
Proceeds from sale of equipment                               14,750          35,205           6,264             -         56,219
                                                      ----------------------------------------------------------------------------
      Net cash used in investing activities               (5,634,000)     (4,484,731)     (1,651,799)            -    (11,770,530)
                                                      ----------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance cost for the 9-1/2% senior secured notes           (203,939)         (2,337)              -             -       (206,276)
Proceeds from notes receivable from affiliates               367,000         700,000               -             -      1,067,000
Repayment of long-term debt                                        -               -        (114,014)            -       (114,014)
Distribution to Barden Development, Inc.                  (1,726,009)     (2,932,696)              -             -     (4,658,705)
                                                      ----------------------------------------------------------------------------
      Net cash used in financing activities               (1,562,948)     (2,235,033)       (114,014)            -     (3,911,995)
                                                      ----------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents       6,840,468       4,425,426        (557,467)            -     10,708,427
Cash and cash equivalents, beginning of period             8,564,057      11,588,218       4,395,606             -     24,547,881
                                                      ----------------------------------------------------------------------------

Cash and cash equivalents, end of period                $ 15,404,525    $ 16,013,644    $  3,838,139    $        -   $ 35,256,308
                                                      ============================================================================

THE MAJESTIC STAR CASINO, LLC
CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002

                                                          The Majestic     Guarantor     Non-Guarantor  Eliminating      Total
                                                        Star Casino, LLC  Subsidiaries     Subsidiary     Entries     Consolidated
                                                       ----------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss)  Income                                        $  3,370,816    $  1,273,587    $ (1,354,773) $         -   $  3,289,630
Adjustments to reconcile net (loss) income
      to net cash
      provided by operating activities:
      Depreciation                                           4,206,255       5,578,555       1,706,580            -     11,491,390
      Amortization                                             879,524       2,923,944         496,426            -      4,299,894
      Loss on investment in Buffington Harbor
            Riverboats, LLC                                  1,806,379               -               -            -      1,806,379
      Loss (gain) on sale of assets                             (8,850)          9,311               -            -            461
Changes in operating assets and liabilities:                                         -
      (Increase) decrease in accounts receivable,
            net                                               (180,314)        180,874         200,108            -        200,668
      Increase (decrease) in related party payables            134,651      (1,675,332)      1,540,681            -              -
      (Increase) decrease in inventories                       (10,423)         33,182         114,449            -        137,208
      Increase in prepaid expenses                            (445,156)       (122,910)       (673,038)           -     (1,241,104)
      (Increase) decrease in other assets                       (9,269)      1,062,583        (183,401)           -        869,913
      Decrease in accounts payable                            (313,536)        (65,326)       (157,802)           -       (536,664)
      Decrease in accrued payroll and other expenses            (7,706)       (312,542)       (551,876)           -       (872,124)
      Increase (decrease) in accrued interest               (3,548,946)      4,719,957               -            -      1,171,011
      Increase (decrease) in accrued and
            other liabilities                                1,435,254         770,030        (631,308)                  1,573,976
                                                       -----------------------------------------------------------------------------
      Net cash provided by (used in) operating
            activities                                       7,308,679      14,375,913         506,046            -     22,190,638
                                                       -----------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition related costs                                            -        (986,158)              -            -       (986,158)
Proceeds from seller for purchase price adjustment                   -       3,800,000               -            -      3,800,000
Acquisition of property and equipment                       (4,276,313)     (2,783,564)     (1,134,737)           -     (8,194,614)
Decrease in prepaid leases and deposits                        428,005               -               -            -        428,005
Investment in Buffington Harbor Riverboats, LLC                (40,455)              -               -            -        (40,455)
Proceeds from sale of equipment                                  8,850          43,867               -            -         52,717
                                                       -------------------------------------------------------------- -------------
      Net cash provided by (used in) investing
            activities                                      (3,879,913)         74,145      (1,134,737)           -     (4,940,505)
                                                       ----------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance cost for the 11.653% senior secured notes                   -      (1,410,945)              -            -     (1,410,945)
Proceeds from line of credit                                         -       2,500,000               -            -      2,500,000
Repayment of line of credit                                          -      (9,000,000)              -            -     (9,000,000)
Repayment of long-term debt                                          -               -        (104,808)           -       (104,808)
Distribution to Barden Development, Inc.                      (976,152)     (1,844,206)              -            -     (2,820,358)
                                                       ----------------------------------------------------------------------------
      Net cash used in financing activities                   (976,152)     (9,755,151)       (104,808)           -    (10,836,111)
                                                       ----------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents         2,452,614       4,694,907        (733,499)           -      6,414,022
Cash and cash equivalents, beginning of period               8,220,476      12,746,429       4,958,386            -     25,925,291
                                                       ----------------------------------------------------------------------------

Cash and cash equivalents, end of period                  $ 10,673,090    $ 17,441,336    $  4,224,887  $         -   $ 32,339,313
                                                       ============================================================================